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                               eB2B Commerce, Inc.
                               29 West 38th Street
                            New York, New York 10018

                                             November 19, 1999

Steven L. Vanechanos, Jr.
Chief Executive Officer
DynamicWeb Enterprises, Inc.
271 Route 46 West
Building F, Suite 209
Fairfield, NJ 07004

            Re:   Amendment No. 1 to Loan Agreement

Dear Mr. Vanechanos:

      This letter shall serve as Amendment No. 1 to the Loan Agreement (the "Loan Agreement") between eB2B Commerce, Inc. ("eCom") and DynamicWeb Enterprises, Inc. (the "Company"), dated November 12, 1999, by which the parties set forth the terms upon which eCom will make certain loans to the Company. Unless otherwise defined herein, the terms used in this Amendment No. 1 ("Amendment") have the meanings assigned in the Loan Agreement.

      1. Amendment of Section 2. The parties agree that Section 2 of the Loan Agreement, captioned "Warrants," is hereby amended by deleting the first sentence and replacing it with the following:

      "As additional consideration for the loans by eCom, the Company shall issue to eCom the following: (i) upon the execution of the Letter Agreement, warrants to purchase 2,500,000 shares of the Company's Common Stock, and (ii) on November 19, 1999 warrants to purchase an additional 5,000,000 shares of the Company's Common Stock ("Warrants")."

      2. Agreement to Remain in Full Force and Effect. The parties agree that except for the provisions of Section 1 of this Amendment, the Loan Agreement shall remain in full force and effect.

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      Please indicate your agreement to the terms set forth in this Amendment by executing the enclosed copy of this Amendment.

Very truly yours,
eB2B Commerce, Inc.


By: /s/ Joseph Bentley
    ------------------------------------
    Joseph Bentley
    Chief Financial Officer

ACKNOWLEDGED AND AGREED TO:
This 19th day of November, 1999

DynamicWeb Enterprises, Inc.


By: /s/ Steven L. Vanechanos, Jr.
    ------------------------------------
    Steven L. Vanechanos, Jr.
    Chief Executive Officer